Exhibit 32.2


                           CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, David Ben-Yair, Chief Financial Officer of TraceGuard Technologies Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the quarterly report on Form 10-QSB of TraceGuard Technologies Inc. for the three month period ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Integrated Brand Solutions Inc.

Dated: November 17, 2005


/s/ David Ben-Yair
-----------------------------
David Ben-Yair
Chief Financial Officer
(Principal Financial Officer)